UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 27, 2021
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              Regal Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 27, 2021, Regal Beloit Corporation (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”) for the purposes of (i) electing nine directors for terms expiring at the 2022 annual meeting of shareholders, (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2021 proxy statement, and (iii) ratifying the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending January 1, 2022.

As of the March 5, 2021 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 40,623,477 shares of the Company’s common stock were outstanding and eligible to vote. A total of 38,193,327 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:

Vote on the election of nine directors for terms expiring at the 2022 Annual Meeting:

Name	For	Against	Abstain	Broker Non-Votes
Jan A. Bertsch	37,360,804	66,963	39,707	725,853
Stephen M. Burt	36,836,007	599,363	32,104	725,853
Anesa T. Chaibi	37,072,108	363,734	31,632	725,853
Christopher L. Doerr	35,401,527	2,033,493	32,454	725,853
Dean A. Foate	35,433,788	2,001,581	32,105	725,853
Michael F. Hilton	37,355,281	67,846	44,347	725,853
Louis V. Pinkham	36,778,214	656,945	32,315	725,853
Rakesh Sachdev	33,679,942	3,755,185	32,347	725,853
Curtis W. Stoelting	32,764,229	4,670,936	32,309	725,853

Advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2021 proxy statement:

For	Against	Abstain	Broker Non-Votes
35,679,472	1,545,881	242,121	725,853

Vote on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending January 1, 2022:

For	Against	Abstain
37,524,574	620,938	47,815
Item 9.01.    Financial Statements and Exhibits.
(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable
(d)    Exhibits. The following exhibits are being furnished herewith:
Exhibit Index

Exhibit Number	Exhibit Description
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: April 28, 2021          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary